10-K Significant accounting policies - Schedule of reconciliation of cash and cash equivalents and restricted cash and cash equivalents (Details) - USD ($) $ in Thousands	Mar. 31, 2026	Dec. 31, 2025	Mar. 31, 2025	Dec. 31, 2024	Dec. 31, 2023		Dec. 31, 2022	[1]
Accounting Policies [Abstract]
Cash and cash equivalents	$ 93,759	$ 89,213	$ 107,553	$ 93,026	$ 83,219
Restricted cash	12,370	12,360	14,314	14,200	8,599
Total cash and cash equivalents and restricted cash	$ 106,129	$ 101,573	$ 121,867	$ 107,226	$ 91,818	[1]	$ 163,177

[1]
(1) Amounts reported in the Company’s Annual Financial Statements for the years ended December 31, 2023 have been recast to reflect reclassification of Missouri and Hemp-derived THC operations as discontinued operations.